[MHM FINAL]
[6/30/15]

[Translation]

Filed Document:	Semi-annual Report

Filed with:	Director of Kanto Local Finance Bureau

Filing Date:	June 30, 2015

Fiscal Year:	During the 21st Term
(from October 1, 2014 to March 31, 2015)

Name of the Fund:	PUTNAM U.S. GOVERNMENT INCOME
TRUST

Name of the Issuer:	Putnam U.S. Government Income Trust

Name and Official Title of the	Jonathan S. Horwitz
Representative of the Company:	Executive Vice President, Compliance Liaison
Officer and Principal Executive

Address of Principal Office	One Post Office Square, Boston, Massachusetts
02109 U.S.A.

Name and Title of Registration Agent:	Ken Miura
Attorney-at-law

Address or Place of Business	Mori Hamada & Matsumoto
of Registration Agent:	Marunouchi Park Building
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

Name of Liaison Contact:	Ken Miura
Attorney-at-Law

Place of Liaison Contact:	Mori Hamada & Matsumoto
Marunouchi Park Building
6-1, Marunouchi 2-chome
Chiyoda-ku, Tokyo

Phone Number:	03-6212-8316

Places where a copy of this document
is available for Public Inspection:	Not applicable

I. STATUS OF INVESTMENT PORTFOLIO OF THE FUND

Status of investment portfolio of Putnam U.S. Government Income Trust (the “Fund”), is as follows:

(1) Diversification of investment portfolio:

By types of assets and geographic regions

		(As of the end of April 2015)

Types of Assets	Country	Market Value	Investment
		(USD)	Ratio (%)

U.S. Government and Agency	United States	1,868,538,834	170.57
Mortgage Obligations

Mortgage-Backed Securities	United States	214,267,558	19.56

Short-term Investments	United States	118,117,261	10.78

Purchased Options	United States	11,850,550	1.08

Total Investments		2,212,774,203	202.00

Cash, Deposit and Other Assets (After Deduction of Liabilities)		-1,117,333,517	-102.00

Total		1,095,440,686	100.00
(Net Asset Value)		(JPY130,357 million)

Note 1:Investment ratio is calculated by dividing each asset at its market value by the total net asset value of the Fund. The same applies hereinafter.

Note 2:The exchange rate of U.S. dollars (“Dollar” or “$”) into Japanese Yen is JPY=119.00 for one U.S. Dollar, which is the actual middle point between the selling and buying currency rate by telegraphic transfer on April 30, 2015 quoted by The Bank of Tokyo-Mitsubishi UFJ, Ltd. The same applies hereinafter.

Note 3: In this report, money amounts and percentages ending in the numeral 5 or higher have been rounded up to 10 and otherwise rounded down. Therefore, there are cases in which the amount for the "total” column is not equal to the aggregate amount. Also, conversion into other currencies is done by simply multiplying the corresponding amount by the conversion rate specified and rounding the resulting number up to 10 if the amount ends in the numeral 5 or higher and is otherwise rounded down when necessary. As a result, in this report, there are cases in which Japanese yen figures for the same information differ from each other.

(2) Results of past operations:

a. Record of changes in net assets (Class M Shares):

Record of changes in net assets as of the end of each month for one year up to and including the end of April 2015 are as follows:

	Total Net Asset Value		Net Asset Value per Share

	USD	JPY
	(thousand)	(million)	USD	JPY

2014 End of May	17,416	2,073	13.78	1,640

June	17,142	2,040	13.85	1,648

July	16,815	2,001	13.75	1,636

August	16,637	1,980	13.69	1,629

September	16,562	1,971	13.75	1,636

October	16,480	1,961	13.83	1,646

November	16,432	1,955	13.82	1,645

December	16,087	1,914	13.78	1,640

2015 End of January	16,012	1,905	13.65	1,624

February	15,815	1,882	13.74	1,635

March	15,818	1,882	13.74	1,635

April	15,602	1,857	13.81	1,643

b. Record of distributions paid (Class M Shares):

Period	Amount paid per Share

(5/1/14-4/30/15)	$ 0.242 (JPY29)

Note: Record of distribution paid for one year up to and including the end of April 2015 is as follows:

Ex-dividend Date		Total Distributions ($)	NAV per Share ($)

2014	May 14	0.017	13.78

	June 16	0.017	13.81

	July 15	0.019	13.80

	August 14	0.019	13.75

	September 16	0.019	13.75

	October 14	0.019	13.73

	November 14	0.022	13.84

	December 16	0.022	13.78

2015	January 13	0.022	13.67

	February 13	0.022	13.74

	March 16	0.022	13.70

	April 14	0.022	13.76

c. Record of annual return (Class M Shares):

Period	Annual Return (%) (Note)

(May 1, 2014 – April 30, 2015)	2.59%

Note: Annual Return (%) = 100 x {[(Ending NAV * A) / Beginning NAV) – 1}

"A" shall be obtained by multiplying together all the amounts of such dividend as distributed during the period divided by the net asset value per share on the ex-dividend day of the relevant distribution plus 1.

Provided that the Beginning NAV means net asset value per share on the end of April 2014 and the Ending NAV means net asset value per share on the end of April 2015.

II. RECORD OF SALES AND REPURCHASE (Class M Shares)

Record of sales and repurchase for one year up to and including the end of April 2015 and the number of outstanding shares of the Fund as of the end of April 2015 are as follows:
(5/1/2014 – 4/30/2015)

Number of Shares Sold	Number of Shares	Number of Outstanding
	Repurchased	Shares

45,058	194,672	1,130,113
(200)	(106,040)	(651,000)

Note: The figures in parenthesis show those sold, repurchased and outstanding in Japan.

III. FINANCIAL CONDITIONS OF THE FUND

[Japanese translation of the unaudited semi-annual accounts of the Fund to be attached.]

IV. OUTLINE OF THE INVESTMENT MANAGEMENT COMPANY

(“Putnam Investment Management, LLC”)

(1) Amount of Capital Stock

(i) Amount of Members’ Equity of the Investment Management Company
(as of April 30, 2015)
$37,195,256 * (unaudited)

(ii) Number of authorized shares of capital stock
Not applicable.

(iii) Number of outstanding shares of capital stock
Not applicable.

(iv) Amount of Members’ Equity for the past five years

Year	Amount of Members’ Equity

End of 2010	$82,851,104

End of 2011	$135,510,826

End of 2012	$21,073,034 *

End of 2013	$34,533,038 *

End of 2014	$34,342,303 *

* Consists of all components of equity and Parent Company relationship.

(2) Description of business and outline of operation

The Investment Management Company is engaged in the business of providing investment management and investment advisory services to mutual funds. As of April 30, 2015, the Investment Management Company managed, advised, and/or administered the following 117 funds and fund portfolios (having an aggregate net asset value over $87.5 billion).

Name of	Principal Characteristics	Number of funds	Total Net Asset Value
Country			($ million)

	Closed End Bond	6	$2,411.30

	Open End Balanced	11	$6,927.02

U.S.A.	Open End Bond	37	$25,486.99

	Open End Equity	63	$52,686.08

	Total	117	$87,511.39

(3) Miscellaneous
Not applicable.

V. OUTLINE OF THE FINANCIAL CONDITION OF THE INVESTMENT MANAGEMENT COMPANY

[The financial statements of fiscal 2013 and 2012, and 2014 interim statements of the Investment Management Company (unaudited basis) and their Japanese translation are incorporated here in the Japanese version.]